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                                                                EXHIBIT 10.27

                                     FORM OF
                          REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (the "AGREEMENT") is made and entered into as of ____________ ___, 1997 by and among Engineering Animation, Inc., a corporation organized under the laws of the State of Delaware (the "COMPANY"), and the holders of the Company's Common Stock, par value $.01 per share ("COMMON STOCK") listed on EXHIBIT A hereto, (individually, a "HOLDER," and collectively, the "HOLDERS").

                                   WITNESSETH:

     WHEREAS, the Company will acquire Technology Company Ventures, L.L.C., a Delaware limited liability company ("TCV"), and all of the outstanding shares of Rosetta Technologies, Inc., an Oregon corporation ("RTI"), not held by TCV, pursuant to two Agreements and Plans of Merger dated October 29, 1997, as amended and restated as of November 14, 1997 (the "MERGER AGREEMENTS");

     WHEREAS, pursuant to the Merger Agreements, the Holders will receive shares of Common Stock in exchange for their membership interests in TCV and/or their stock in RTI (the "MERGER COMMON STOCK");

     WHEREAS, as an inducement to enter into the Merger Agreements, the Company has agreed to enter into this Agreement with the Holders; and

     WHEREAS, in connection with the acquisition by the Company of Cimtech, Inc., an Iowa corporation ("Cimtech"), the Company has or will issue shares of Common Stock to the shareholders of Cimtech (the "Cimtech Holders") and will enter into a Registration Rights Agreement with the Cimtech Holders pursuant to which the Cimtech Holders will receive demand and "piggy-back" registration rights.

     NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth below, the parties hereto agree as follows:

     1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms have the meaning ascribed to them:

     "BUSINESS DAY" means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York City are closed.

     "COMMISSION" means the U.S. Securities and Exchange Commission, or any other U.S. federal agency at the time administering the Securities Act.

     "EFFECTIVE DATE" means the date a Registration Statement becomes effective.

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     "EXCHANGE ACT" means the U.S. Securities Exchange Act of 1934, as amended, or any other similar U.S. federal statute, and the rules and regulations of the Commission thereunder, as may be in effect from time to time.

     "PROSPECTUS" means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement (including, without limitation, any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement), and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

     "REGISTRABLE SECURITIES" means the Merger Common Stock issued to and received by the Holders pursuant to the Merger Agreements and held continuously from the Closing Date by such Holders and any securities that may be issued by the Company or any successor to the Company from time to time with respect to, in exchange for, or in replacement of such Merger Common Stock, including, without limitation, securities issued as a stock dividend on or pursuant to a stock split or similar recapitalization of such shares; PROVIDED, HOWEVER, that those shares as to which the following apply shall cease to be Registrable Securities if: (a) a Registration Statement with respect to the sale of such Registrable Securities shall have become effective under the Securities Act and such Registrable Securities shall have been disposed of under such Registration Statement; (b) such Registrable Securities shall have become transferable, and have been so transferred, in accordance with the resale provisions of Rule 144 or any successor rule or provision, under the Securities Act; (c) such Registrable Securities shall have been transferred in a transaction in which the Holder's rights and obligations under this Agreement were not assignable in accordance with this Agreement; or (d) such Registrable Securities shall have ceased to be outstanding.

     "SECURITIES ACT" means the U.S. Securities Act of 1933, as amended, or any similar U.S. federal statue, and the rules and regulations of the Commission thereunder, as may be in effect from time to time.

     "SHELF REGISTRATION" means a registration effected pursuant to a shelf registration statement of the Company, on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the Commission, all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein. A registration statement relating to a Shelf Registration shall be referred to herein as the "REGISTRATION STATEMENT." The Registration Statement shall be effected on Form S-3 or any successor form prescribed by the Commission.

     2.   SHELF REGISTRATION.

     (a) Subject to the limitations set forth in Sections 4, 5 and 7 hereof, on and after the later to occur of (i) the filing by the Company with the Commission of its annual report on Form 10-K for the year ending December 31, 1997, and (ii) the date on which the Company has made available to the public financial statements reflecting a minimum of 30 days of combined

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operations of the Company and TCV, Holders constituting at least 25% of the total Registrable Securities then outstanding (the "INITIATING HOLDERS") shall have the right to request that the Company use its reasonable best efforts to promptly effect qualification and registration of the Registrable Securities under the Securities Act on a Form S-3 Registration Statement (the "REGISTRATION"). Such request shall specify the name and address (including telephone and facsimile numbers) of each Holder requesting registration and the number of shares for which each such Holder is requesting registration (the "REGISTRATION NOTICE") and shall be sent by the Initiating Holders to the Company. Within ten (10) Business Days following receipt of the Registration Notice, the Company shall notify each Holder who is not an Initiating Holder (the "NON-INITIATING HOLDERS") of the request for registration (the "COMPANY NOTICE") and shall use reasonable best efforts to register the number of shares of Registrable Securities specified in the Registration Notice and in all notices received by the Company from the Non-Initiating Holders within 15 Business Days after delivery of the Company Notice by the Company to the Non-Initiating Holders. Initiating Holders and Non-Initiating Holders who elect to include Registrable Securities in a Registration Statement pursuant to this Section 2 are referred to herein collectively as "SELLING HOLDERS".

     (b) The Company shall use its reasonable best efforts to proceed with and complete the filing of a Registration Statement in respect of the Registrable Securities as expeditiously as possible and in doing so shall carry out the following actions:

          (i)    prepare the Registration Statement;

          (ii) file the Registration Statement with the Commission and use its reasonable best efforts to cause the Registration Statement to become effective as soon as practicable following the receipt of a request by the Initiating Holders, and to keep such Registration Statement continuously effective until the earlier of (A) midnight on the sixtieth (60th) day following the Effective Date of the Registration, or at such later time as may be established pursuant to Sections 4(d), 5(b) or 7(a) or (B) the date on which no Registrable Securities for which the Registration has been initiated remain unsold (each a "DISTRIBUTION PERIOD");

          (iii) prepare and file as expeditiously as possible with the Commission such amendments and supplements to the Registration Statement, and the Prospectus, as may be necessary to keep the Registration Statement effective during a Distribution Period;

          (iv) furnish to each Selling Holder such number of copies of the Registration Statement and the Prospectus (including each preliminary prospectus) and any amendments or supplements thereto as such Selling Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities;

          (v) use its reasonable best efforts to register or qualify the Registrable Securities under the state securities or "blue sky" laws of such jurisdictions as each Selling Holder shall reasonably request and to maintain such qualification throughout the Distribution Period, except that the Company shall not be required for the purpose of such qualification to qualify generally to transact business as a foreign corporation in any

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     jurisdiction where it is not so qualified or, except as to matters relating to the offer and sale of the Registrable Securities, consent to general service of process in any such jurisdiction;

          (vi) immediately notify each Selling Holder who elected to include Registrable Securities in the Registration Statement (A) of the Effective Date and the date when any post-effective amendment to the Registration Statement becomes effective, (B) of any stop order or notification from the Commission or any other jurisdiction as to the suspension of the effectiveness of the Registration Statement, and (C) of the happening of any event of which the Company has knowledge that would result in the Prospectus contained in the Registration Statement, as then in effect, including an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

          (vii) timely file with the Commission all documents required to be filed by the Company pursuant to subsections 13(a), 13(c), 15(d), and
     Section 14 of the Exchange Act, and otherwise maintain its qualification to file a Registration Statement; and

          (viii) if the holders of a majority of the Registrable Securities to be registered on the Registration Statement so request on their notices to the Company requesting registration, the Company shall use its reasonable best efforts to secure an investment banking firm of the Company's choice to act as underwriter, subject to the approval of the holders of a majority of the Registrable Securities to be registered on the Registration Statement, which approval shall not be unreasonably withheld, to retain one or more underwriters (on either a "firm commitment" or "best efforts" basis); provided that, if the Company is unable to secure a commitment from such an underwriter within 30 days following receipt of the Registration Notice, the Selling Holders may select one or more nationally recognized underwriters (on either a "firm commitment" or "best efforts" basis), subject to the approval of the Company, which approval shall not be unreasonably withheld;

          (ix) if the Selling Holders request an underwriter pursuant to paragraph above, the Company shall take all reasonable actions as are necessary or advisable to expedite and facilitate the disposition of the Registrable Securities in the manner contemplated by the Registration Statement, to the same extent as if the Registrable Securities then being offered were for the account of the Company, including, without limitation,
     (A) entering into such customary agreements (including underwriting agreements in customary form) as the underwriters may reasonably request, and (B) using its best efforts to furnish: (1) an opinion of counsel representing the Company for the purposes of such registration, dated the date the Registrable Securities are delivered to the underwriters for sale and addressed to the underwriters and the Selling Holders, (x) stating that the Registration Statement has become effective under the Securities Act, and that to the best knowledge of such counsel, no stop order suspending its effectiveness has been issued and no proceeding for that purpose has been instituted or is pending or contemplated under the Securities Act, (y) stating that the Registration Statement and each amendment or

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     supplement thereto, comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements contained therein) and
     (z) to such other effects as reasonably may be requested by counsel for the underwriters, (2) letters dated the date of execution of the underwriting agreement and the date of delivery of the Registrable Securities (if so requested by the underwriters) and addressed to the underwriters and the Selling Holders, from the independent public accountants retained by the Company stating that they are independent public accountants within the meaning of the Securities Act that, in the opinion of those accountants, the financial statements of the Company included in the Registration Statement, and any amendment or supplement thereto, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and covering such other financial matters (including information as to the period ending no more than five (5) business days prior to the date of the letter) with respect to the registration as the underwriters reasonably may request, and (3) for inspection by any underwriter participating in any distribution pursuant to the Registration Statement, and any attorney, accountant or other agent retained by any underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and causing the Company' officers, directors and employees to supply all information reasonably requested by any underwriter, attorney, and accountant or agent in connection with the Registration Statement, on the condition that each of the foregoing have entered into confidentiality agreements with the Company in respect of the information contained in such records or documents.

     (c) Except as provided in paragraph (d) below, the Company shall not be required to effect more than one (1) registration pursuant to the provisions of this Section 2. In addition, the Company may effect qualification and registration of the Registrable Securities pursuant to this Section 2 pursuant to an existing shelf registration statement or pursuant to an underwritten offering in accordance with the provisions of Section 5 hereof.

     (d) If (i) as a result of a material adverse change in the business, financial results or operations of the Company occurring after a request for registration pursuant to this Section 2, the Registration Statement is either not made effective or withdrawn, at the request of the Selling Holders or otherwise, before all of the Registrable Securities included thereunder have been sold, or (ii) the number of shares of Registrable Securities to be included in an offering pursuant to this Section 2 is reduced by more than 25% pursuant to Section 5(b), then the Selling Holders shall have the right to request that the Company effect one (1) additional registration pursuant to and in accordance with the terms of this Section 2.

     (e) With a view toward making available to Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may at any time permit a Holder to sell Registrable Securities without registration or pursuant to a registration statement on Form S-3, the Company agrees to:

          (i) make and keep public information available, as those terms are understood and defined in Rule 144 promulgated under the Securities Act, at all times;

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          (ii)   take such reasonable action as is necessary to maintain the ability of the Holders to utilize Form S-3 for the sale of their Registrable Securities;

          (iii) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

          (iv) furnish to any Holder forthwith upon request, so long as the Holder owns any Registrable Securities, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 promulgated under the Securities Act, the Securities Act and the Exchange Act, or that it qualifies as a registrant whose securities may be resold pursuant to a registration statement on Form S-3, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents filed by the Company pursuant to the Securities Act or the Exchange Act, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the Commission that permits the selling of any Registrable Securities without registration or pursuant to a registration statement on Form S-3.

     3. SHAREHOLDER OBLIGATIONS. In connection with the filing of the Registration Statement, each Holder will furnish to the Company as expeditiously as possible, such documents or information with respect to itself and the proposed sale or distribution of the Registrable Securities, as is reasonably necessary in order to assure compliance of U.S. federal and applicable state securities laws. In addition, as a condition to any proposed sale or distribution of the Registrable Securities, each Holder agrees that, in connection with any proposed sale or distribution of Registrable Securities, such Holder will comply with applicable prospectus delivery requirements, and that such shares of Registrable Securities will be sold or distributed in accordance with the method of sale set forth in the Registration Statement.

     4.  DELAYS IN REGISTRATION.

    (a) The obligations of the Company with respect to the Registration Statement (as set out in Section 2 hereof) and the rights of the Holders to distribute the Registrable Securities pursuant to this Agreement and any Registration Statement, may be suspended by the Company on the occurrence of any of the following events:

          (i) the Company has made an initial determination to conduct a primary, secondary or combined primary and secondary public offering pursuant to which Holders shall have the right to include therein Registrable Securities in accordance with Section 4(e) hereof;

          (ii) the Company is about to make a normal course disclosure containing information of a material nature; or

          (iii) the Company is engaged in any activity at any time that, in the good faith determination of its management or Board of Directors, would have a material effect on the Company and would be adversely affected by the continued compliance with this Agreement or the continued distribution of the Registrable Securities by the Holders (each a "MATERIAL ACTIVITY").

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     (b)  In the event of a suspension pursuant to paragraph (a) of this Section
4, the Company shall use its best efforts to limit the length of such suspension to:

          (i) under paragraph 4(a)(i), a period from the date of such determination until the earlier of (a) the decision by the Company not to pursue the public offering or (b) for a period of one hundred and twenty
     (120) days, more or less, from the effective date of the registration statement relating to such public offering, provided that during such suspension, the Company will proceed with reasonable best efforts to file the appropriate documentation in respect of, and otherwise complete, such public offering as expeditiously as practicable;

          (ii) under paragraph 4(a)(ii), to a period of five (5) Business Days, more or less; and

          (iii) under paragraph 4(a)(iii), in the case of each Material Activity, for a period of sixty (60) days, more or less, and in any event to end not later than the termination of the Material Activity giving rise to the suspension.

     (c) The Company shall promptly give the Holders' notice of both the beginning and end of any suspension under subsection 4(a).

     (d) To the extent that any suspension under paragraph 4(b)(i) or (iii) occurs following the commencement of the Distribution Period, the Distribution Period shall be extended by the length of such suspension.

     (e) If the Company at any time prior to the second anniversary of the date of this Agreement proposes to conduct a public offering pursuant to
Section 4(a)(i) hereof or proposes to file a Registration Statement on behalf of any selling stockholder of the Company (except, in each case, with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Registrable Securities for sale to the public), each such time it will give written notice to all Holders of outstanding Registrable Securities of its intention to do so at least fifteen (15) days prior to filing a registration statement for such an offering. Upon the written request of any such Holder, received by the Company within 15 Business Days after the giving of any such notice by the Company, to register any of its Registrable Securities, the Company will use reasonable best efforts to cause the Registrable Securities as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company. If the Company is advised in writing in good faith by any managing underwriter of the Common Stock being offered in such public offering that the number of Common Stock proposed to be offered is greater than the amount which can be offered without adversely affecting the offering, the Company may, at its sole discretion, reduce the number of Registrable Securities included in the offering, provided that the securities to be included in such an offering shall first be allocated to the Company, then pro rata among the Holders and the Cimtech Holders as a group, then to any other person seeking to include securities in such offering. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 4(e) without thereby incurring any liability to the holders of Registrable Securities.

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     5.   UNDERWRITTEN OFFERINGS.

     (a)  If, in connection with any proposed distribution by the Holders under
Section 2 hereof, the Selling Holders shall request an underwriter pursuant to
Section 2(b)(viii) or if a Selling Holder wishes to include securities in an underwritten offering pursuant to Section 4(e), then the right of any Selling Holder to participate in such distribution shall be subject to the following conditions:

          (i) the Selling Holder shall enter into, and perform its obligations under, an underwriting agreement in customary form with the managing underwriter selected for the underwriting;

          (ii) during the course of such public offering, the Selling Holder shall cooperate with the Company and take such actions as are customarily required by underwriters in such circumstances;

          (iii) during the period that any registration statement in respect of such public offering is effective, the Selling Holder shall make no other distribution of Registrable Securities; and

          (iv) if the underwriters for the public offering of securities of the Company so request in writing of the Selling Holders and certain officers and directors of the Company, each Selling Holder shall agree not to sell publicly any or any other Common Stock of the Company (other than Registrable Securities or other Common Stock of the Company being registered in such offering), without the consent of such underwriters, for a period of not more than the lesser of (i) 180 days following the effective date of the registration statement relating to such offering, and
     (ii) the period during which the requested officers of the Company agree not to effect such sales.

     (b) If the Company is advised in writing in good faith by any managing underwriter of the Common Stock being offered in such public offering that the number of shares of Common Stock proposed to be offered is greater than the amount which can be offered without adversely affecting the offering, the Company may, at its sole discretion, reduce the number of Registrable Securities included in the offering, provided that the securities to be included in such an offering shall first be allocated to the Company, then pro rata among the Holders and the Cimtech Holders as a group, then to any other person seeking to include securities in such offering. If the Company is advised to decline to include all or part of the Registrable Securities in such public offering, the Distribution Period shall be extended by the aggregate of the suspension initiated pursuant to Section 4(b)(i) hereof in respect of such public offering and the period that the registration statement in respect of such public offering is effective.

     6.  EXPENSES.

     (a) The Company will pay all expenses in connection with the registration of Registrable Securities effected by the Company pursuant to Section 2 or
Section 4(e) hereof (including, without limitation an underwritten offering made pursuant to the provisions of Section 5 hereof) other than Selling Expenses. Holders of Registrable Securities registered

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pursuant to this Agreement shall pay all Selling Expenses associated with such registration, with each Holder bearing a pro rata portion of the Selling Expenses based upon the number of Registrable Securities registered by each Holder. The term "SELLING EXPENSE" means all underwriting discounts and selling commissions and stock transfer fees and taxes applicable to the sale of the Registrable Securities.

     (b) The expenses in connection with the registration of Registrable Securities effected by the Company pursuant to Section 2 hereof include, without limitation, all expenses incurred by the Company in complying with
Section 2 hereof (including, without limitation an underwritten offering made pursuant to the provisions of Section 5 hereof), including all registration and filing fees, printing expenses, fees in connection with the listing of the Registrable Securities with any securities exchange, fees and disbursements of counsel to the Company and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars; PROVIDED HOWEVER, that expenses payable by the Company with respect to counsel for the Selling Holders shall be limited to not more than $15,000 in fees (plus reasonable out of pocket expenses) of one special counsel for the Selling Holders, who shall be reasonably acceptable to the Company. The terms of this Section 6 shall not require either party to pay any charges or amounts for routine internal costs incurred by the other party in carrying out the transfers contemplated in this Agreement.

    7.    SALE OF REGISTRABLE SECURITIES DURING THE DISTRIBUTION PERIOD.

     (a) In order to assure compliance with the Securities Act, during any Distribution Period the Company shall comply with either (i) or (ii) below:

          (i) Except in the event that paragraph (ii) below applies, the Company shall (A) when and if deemed necessary by the Company, prepare and file with the Commission a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (B) provide the Holders of Registrable Securities included in such Registration Statement copies of any documents filed pursuant to Section 7(a)(i)(A); and (C) if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify each such Holder to that effect, and shall use its reasonable best efforts to secure the effectiveness of such post-effective amendment and shall immediately notify each such Holder when the amendment has become effective.

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          (ii) In the event of (A) any request by the Commission or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or related Prospectus or for additional information;
     (B) the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the written threat or initiation of any proceedings for that purpose; (C) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (D) any event or circumstance which necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; (E) that, in accordance with Section 4(a)(i) hereof, the Company has made an initial determination to conduct a public offering; (F) that, in accordance with Section 4(a)(ii) hereof, the Company is in possession of material information that it deems advisable not to disclose in a Registration Statement or (G) that, in the good faith judgment of the Company's Board of Directors, in accordance with the provision of Section 4(a)(iii) hereof, it is advisable to suspend use of the Prospectus for a period of time; then, subject to and in accordance with Section 4 hereof, the Company shall deliver written notice to the Holders to the effect of the foregoing and, upon receipt of such notice, each such Holder's Distribution Period will not commence until such Holder receives copies of the supplemented or amended Prospectus provided for in Section 7(a)(i) hereof, or until it is advised in writing by the Company, pursuant to
     Section 4(c) hereof, that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus.

          (iii) In the event any of the events or circumstances listed in the foregoing paragraph (ii) occur or exist after a Distribution Period has commenced, subject to Section 4 hereof, the Company shall have the same right to suspend such Distribution Period by delivery of written notice as the Company would have had if the Distribution Period had not yet commenced, and any such suspension of a Distribution Period shall be deemed included within the meaning of the term "suspension" for all purposes under this Agreement.

     (b) The Holders selling securities pursuant to a Registration Statement hereunder shall notify the Company in writing within three (3) Business Days following each such sale and such notice shall include the number of shares sold, the price of the sale and, if known to the Holder, the identity of the purchaser.

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     (c)  Each Holder who following the consummation of the transactions contemplated by the Purchase Agreement will be an employee of the Company will sell Registrable Securities only in accordance with the terms of the Company's policy on insider trading.

     (d) The Holders will advise any broker or dealer acting on its behalf in respect of the sale of the Registrable Securities, and any prospective purchasers of the Registrable Securities, of the constraints set out in this
Section 7.

     8.   INDEMNIFICATION.

     (a) The Company, will indemnify and hold harmless each Holder, the officers, directors, partners, agents and employees of each Holder, any underwriter and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several (collectively "CLAIMS"), to which they may become subject under the Securities Act, the Exchange Act or other federal or state law (excepting Claims related to or arising from a breach by such Holder of its obligations under Sections 4(a), 5(a)(iii), or 7(b)), in so far as the Claims (or actions in respect thereof) arise out of or are based on any of the following (collectively, a "VIOLATION"): (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment or supplement thereto, or the omission or alleged omission to state in those documents a material fact required to be stated therein, or necessary to make the statements therein, not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state in those documents a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and reimburse each such Holder, officer, director, partner, agent, employee, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any Claims; PROVIDED HOWEVER, that the indemnity agreement contained in this Section 8(a) shall not apply to amounts paid in settlement of any such Claims, if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed. This indemnity shall not apply to any Claims that arise out of, or are based upon, an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information provided by any such Holder in writing specifically for the purposes of filing or maintaining the effectiveness of the Registration Statement.

     (b) Each Holder will indemnify and hold harmless the Company, each of its officers, directors, partners, agents or employees, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder or any of its directors, officers, partners, agents or employees or any person who controls such Holder, against any Claims to which the Company or any such director, officer, partner, agent, employee, controlling person or underwriter, or other such Holder or director, officer, partner, agent, employee or controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such Claims arise out of or are based upon (i) any Violation, in

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

each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration, or (ii) the failure of such Holder to (A) comply with applicable prospectus delivery requirements, or (B) effect each sale by such Holder of Registrable Securities included in the Registration Statement in accordance with the method of sale set forth in the Registration Statement. In addition, each such Holder will reimburse any reasonable legal or other expenses reasonably incurred by the Company or any such director, officer, partner, agent, employee, controlling person or underwriter, other Holder, officer, director, partner, agent, employee or controlling person in connection with investigating or defending any such Claims. Notwithstanding anything contained in this Agreement to the contrary, the indemnity agreement contained in this Section 8(b) shall not apply to amounts paid in settlement of any such Claims if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld, conditioned or delayed; PROVIDED FURTHER, that the aggregate liability of each Holder in connection with any sale of Registrable Securities pursuant to a Registration Statement in which a Violation occurred shall be limited to the net proceeds received by such Holder from such sale.

    (c) As soon as it becomes aware of the commencement of an action respecting a Claim, the indemnified party shall promptly notify the indemnifying party, although failure to notify shall not relieve the indemnifying party from any liability to indemnify the indemnified party. Following receipt of that notice, the indemnifying party may participate in and, to the extent it wishes and upon giving notice to the indemnified party, assume and undertake the defense of the action using counsel satisfactory to it; provided that, if the indemnified party includes more than one Holder, such counsel shall be satisfy to the Holders of a majority of the Registrable Securities held by all such indemnified Holders. In that event, the indemnifying party will not be liable to the indemnified party for any legal expenses subsequently incurred by the indemnified party in connection with the defense of the action, other than reasonable costs of investigation and of liaison with the indemnifying party's counsel. Notwithstanding the foregoing, an indemnified party shall have the right to retain its own counsel, with reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding.

     (d) If the indemnification provided for above is held by a court of competent jurisdiction to be unavailable, then the indemnifying party, in lieu of such indemnification, shall contribute to the amount paid or payable by the indemnified party in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand in connection with the statements or omissions that resulted in the Claims, as well as other equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

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

     (e) The indemnity agreements of the Company and the Holders set forth in this Section 8 are subject to the condition that, insofar as they relate to any Violation made in a preliminary Prospectus but eliminated or remedied in the amended Prospectus on file with the Commission at the time the Registration Statement in question becomes effective or the amended Prospectus filed with the Commission pursuant to Commission Rule 424(b) (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any person if a copy of the Final Prospectus was furnished to the indemnified party and was not furnished to the person asserting the Claim at or prior to the time such action is required by the Securities Act.

     (f) The provisions of this Section 8 shall survive the expiration or termination of this Agreement and shall expire at the end of any applicable limitation period.

     9.   EXPIRATION OF REGISTRATION RIGHTS.

    The obligations of the Company under Section 2 of this Agreement to register the Registrable Securities shall expire and terminate upon the earlier of (i) the second anniversary of the date of this Agreement; or (ii) at such time when the Holders have sold the last of the Registrable Securities; provided, however, that such obligations shall be extended until the last day of the Distribution Period, if the Distribution Period has commenced on or prior to, and is suspended on or has not expired by, the date on which such obligations would otherwise expire.

     10.  RESTRICTIONS ON TRANSFERS OF COMMON SHARES.

     The Holders agree and understand that the issuance of the Registrable Securities has not been, and, except as contemplated in this Agreement, the sale or other disposition thereof by the Holders will not be, registered under the Securities Act or the securities laws of any state and that such shares may be sold or disposed of only in one or more transactions registered under the Securities Act and, where applicable, such state laws or as to which an exemption from the registration requirements of the Securities Act and, where applicable, such state laws is available. The Holders acknowledge that, except as expressly set forth in this Agreement, the Holders have no right to require the Company to cause the registration of any Registrable Securities. The Holders understand and agree that each certificate representing any Registrable Securities (each, a "CERTIFICATE") shall be subject to stop transfer instructions and shall bear the following legend:

               "THE COMMON SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH STATE LAWS."

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

     The Company hereby agrees that it will, upon the request of the Holders, eliminate any stop transfer instructions and any restrictive legend on any certificates representing the Registrable Securities if (i) in the opinion of counsel, including in-house counsel with demonstrated expertise in matters relating to federal securities laws, which counsel and opinion (in form, scope and substance) shall be reasonably satisfactory to the Company, the Holders are entitled to sell or dispose of the Registrable Securities represented by such Certificate without registration; (ii) such shares are being disposed of by the Holders under a Registration Statement pursuant to
Section 2 herein and in compliance with the Securities Act and applicable state and securities laws; or (iii) the Holder has held the Registrable Securities for at least two years and has not been an affiliate of the Company for at least three months and represents to the Company in writing that the Holder is, therefore, eligible to resell such Registrable Securities pursuant to Rule 144(k) under the Securities Act.

     11. BINDING ON SUCCESSORS. This Agreement is binding upon and shall inure to the benefit of the respective successors and assigns of the parties, whether so expressed or not.

     12. NO ASSIGNMENT. No Holder may assign this Agreement or any of the rights or obligations hereunder without the express written consent of the Company; provided, however, that this Agreement and the rights and obligations of the Holders may be assigned with the prior written consent of the Company, which shall not be unreasonably withheld, (i) if the Holder is an individual, to an immediate family member, (ii) if the Holder is a limited partnership, to its limited partners, (iii) if the Holder is a corporation, to its stockholders, and (iv) if the Holder is a limited liability company, to its members, and on condition that such transferee pursuant to clauses
(i), (ii), (iii) or (iv) agrees in writing to be bound by the terms of this Agreement.

     13. NOTICE. All notices, requests, consents or other communications required pursuant to this Agreement shall be in writing and shall be delivered personally, mailed by certified or registered mail (return receipt requested), or sent by facsimile addressed as follows:

          if to the Company:

          Engineering Animation, Inc.
          2321 North Loop Drive
          Ames, Iowa  50010
          Fax:  (515) 296-6941
          Attention:  Secretary

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


          with a copy to:

          Gardner, Carton & Douglas
          321 North Clark Street
          Suite 3400
          Chicago, Illinois  60610
          Fax:  (312) 644-3381
          Attention:  Nancy M. Borders

          if to any Holder, at the address set forth on EXHIBIT A hereto,

          or, to such other address as may be given pursuant to this Section 13.

     14. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware (irrespective of its choice of law principles).

     15. AMENDMENT. This Agreement may not be amended without the written consent of the Company and the Holders of a majority of the Registrable Securities then outstanding. The failure of a party to enforce any right set forth in this Agreement, or granted at law or in equity, shall in no way be construed to be a waiver of such right, or affect the validity of this Agreement or any part thereof, or the right thereafter to enforce each and every provision of this Agreement.

     16. UNENFORCEABLE PROVISION. If any provision of this Agreement is held to be illegal, invalid, or unenforceable, such provision shall be severed from this Agreement and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement.

     17. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.



                                   THE COMPANY
                                   ENGINEERING ANIMATION, INC.

                                   By:______________________________
                                   Title:___________________________

                                   THE HOLDERS

                                   _________________________________
                                   Print Name: _____________________


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